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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2005
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                           Sandy Spring Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


          Maryland                   0-19065                   52-1532952
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(State or other jurisdiction      (Commission file           (IRS Employer
of incorporation)                     number)            Identification Number)


                  17801 Georgia Avenue, Olney, Maryland 20832
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              (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (301) 774-6400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

         (d) Appointment of Directors. Mr. Mark E. Friis and Ms Pamela A. Little were elected directors of Sandy Spring Bancorp, Inc. and Sandy Spring Bank at the regular meetings of the respective boards of directors on August 31, 2005. Each of the new directors will serve on the Audit Committee.

         Mr. Friis, age 50, is President and Chief Executive Officer of Rodgers Consulting, Inc. Germantown Maryland, a land use evaluation, site planning design, and civil engineering company, where he has served since 1985.

         Ms. Little, age 51, is Vice President and Chief Financial Officer of ZDK, Inc., Arlington, Virginia, a professional services firm providing services to the Federal Government and intelligence community. Prior to joining ZDK in 2004, Ms. Little served as Vice President and Chief Financial Officer of DAI, an international development firm, beginning in 2000.

         Any and all transactions between Bancorp or the Bank and either of these individuals or their immediate families and associates were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of management, any and all such loans did not involve more than normal risk of collectibility or present other unfavorable features.

Item 7.01 Regulation FD Disclosure.

         Exhibit 99.1 is provided under Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. Not applicable.
(b) Pro forma financial information. Not applicable.
(c) Exhibits. Exhibit 99.1

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SANDY SPRING BANCORP, INC.
                                                 By: Hunter R. Hollar
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                                                     Hunter R. Hollar
                                                     President and
                                                     Chief Executive Officer

Dated: September 1, 2005